UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 19, 2005


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                        0-26509                  65-0601272
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 769-3749
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 8.01         OTHER EVENTS.

         On April 19, 2005, we received notice from the staff of the Nasdaq Listing Qualifications Department that it approved our application to list our common stock on The Nasdaq SmallCap Market. Our common stock began trading on The Nasdaq SmallCap Market effective at market opening on April 22, 2005 under the symbol "NCOC." Our common stock was previously listed on the Over-the-Counter Bulletin Board under the symbol "NCOC.OB."

         A press release announcing the transfer of National Coal Corp.'s listing to The Nasdaq SmallCap Market is attached hereto as Exhibit 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release announcing the transfer of National Coal Corp.'s listing to The Nasdaq SmallCap Market.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NATIONAL COAL CORP.



Date:    April 25, 2005                     By:  /s/ Mark A. Oldham
                                                 -------------------------------
                                                 Mark A. Oldham
                                                 Chief Financial Officer